ITEM 77Q(a) ?
COPIES OF ALL
MATERIAL
AMENDMENTS TO
THE
REGISTRANT?S
CHARTER OR BY-
LAWS


FEDERATED EQUITY
FUNDS
Amendment No. 47
to the
RESTATED AND
AMENDED
DECLARATION OF
TRUST
dated August 15, 1995


This Declaration of Trust is
amended as follows:

	Strike the first
paragraph of Section 5 ?
Establishment and
Designation of Series or
Class of Article III ?
BENEFICIAL INTEREST
from the Declaration of
Trust and substitute in its
place the following:

"Section 5.
Establishment and
Designation of
Series or Class.
Without limiting
the authority of
the Trustees set
forth in Article
XII, Section 8,
inter alia, to
establish and
designate any
additional Series
or Class or to
modify the rights
and preferences of
any existing Series
or Class, the
Series and Classes
of the Trust are
established and
designated as:

Federated Absolute Return
Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small
Value Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Clover Value
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Emerging
Markets Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated International
Strategic Value Dividend
Fund
Class A Shares
Class C Shares
Institutional Shares
?
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated Kaufmann Large
Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Small
Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated MDT Mid Cap
Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Managed Risk
Fund
Class A Shares
Institutional Shares
Federated Prudent Bear
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value
Dividend Fund
Class A Shares
Class C Shares
Institutional Shares

	The
undersigned hereby
certify that the above-
stated Amendment is a
true and correct
Amendment to the
Declaration of Trust, as
adopted by the Board of
Trustees at a meeting on
the
13th day of February,
2014, to become on April
28, 2014.

	WITNESS the due
execution hereof this 13th
day of February, 2014.



/s/ John F.
Donahue
/s/ Charles F.
Mansfield, Jr.
John F.
Donahue
Charles F.
Mansfield,
Jr.


/s/ John T.
Collins
/s/ Thomas
M. O?Neill
John T.
Collins
Thomas
M.
O?Neill


/s/ J.
Christopher
Donahue
/s/ P. Jerome
Richey
J.
Christopher
Donahue
P. Jerome
Richey


/s/
Maureen
Lally-
Green
/s/ John S.
Walsh
Maureen
Lally-
Green
John S.
Walsh


/s/ Peter E.
Madden

Peter E.
Madden





FEDERATED EQUITY
FUNDS
Amendment No. 48
to the
RESTATED AND
AMENDED
DECLARATION OF
TRUST
dated August 15, 1995


This Declaration of Trust is
amended as follows:

	Strike the first
paragraph of Section 5 ?
Establishment and
Designation of Series or
Class of Article III ?
BENEFICIAL INTEREST
from the Declaration of
Trust and substitute in its
place the following:

"Section 5.
Establishment and
Designation of
Series or Class.
Without limiting
the authority of
the Trustees set
forth in Article
XII, Section 8,
inter alia, to
establish and
designate any
additional Series
or Class or to
modify the rights
and preferences of
any existing Series
or Class, the
Series and Classes
of the Trust are
established and
designated as:

Federated Absolute Return
Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small
Value Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Clover Value
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Emerging
Markets Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated International
Strategic Value Dividend
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
?
Federated Kaufmann Large
Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Small
Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated MDT Mid Cap
Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Managed Risk
Fund
Class A Shares
Institutional Shares
Federated Managed
Volatility Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Prudent Bear
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value
Dividend Fund
Class A Shares
Class C Shares
Institutional Shares

	The
undersigned hereby
certify that the above-
stated Amendment is a
true and correct
Amendment to the
Declaration of Trust, as
adopted by the Board of
Trustees at a meeting on
the
15th  day of August, 2014,
to become on December 1,
2014.

	WITNESS the due
execution hereof this 15th
day of August, 2014.



/s/ John F.
Donahue
/s/ Charles F.
Mansfield, Jr.
John F.
Donahue
Charles F.
Mansfield,
Jr.


/s/ John T.
Collins
/s/ Thomas
M. O?Neill
John T.
Collins
Thomas
M.
O?Neill


/s/ J.
Christopher
Donahue
/s/ P. Jerome
Richey
J.
Christopher
Donahue
P. Jerome
Richey


/s/
Maureen
Lally-
Green
/s/ John S.
Walsh
Maureen
Lally-
Green
John S.
Walsh


/s/ Peter E.
Madden

Peter E.
Madden